Exhibit 99.1

AT&T Inc.
Supplemental Quarterly Segment Financial Information
Dollars in millions
Unaudited

Communications Segment	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22

Operating Revenues
Mobility	$19,034	$18,936	$19,138	$21,146	$20,075	$19,926	$20,278	$21,501
Business Wireline	6,046	6,052	5,938	5,901	5,640	5,595	5,668	5,635
Consumer Wireline	3,098	3,140	3,142	3,159	3,161	3,174	3,185	3,229
Total Operating Revenues	28,178	28,128	28,218	30,206	28,876	28,695	29,131	30,365

Operating Expenses
Operations and support	17,218	17,186	17,460	20,164	18,265	17,897	17,958	19,530
Depreciation and amortization	4,054	4,085	4,114	4,156	4,124	4,115	4,184	4,258
Total Operating Expenses	21,272	21,271	21,574	24,320	22,389	22,012	22,142	23,788
Operating Income	$6,906	$6,857	$6,644	$5,886	$6,487	$6,683	$6,989	$6,577

Operating Income Margin	24.5%	24.4%	23.5%	19.5%	22.5%	23.3%	24.0%	21.7%
EBITDA[1]	$10,960	$10,942	$10,758	$10,042	$10,611	$10,798	$11,173	$10,835
EBITDA Margin[1]	38.9%	38.9%	38.1%	33.2%	36.7%	37.6%	38.4%	35.7%

Exhibit 99.1

Mobility	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22

Operating Revenues
Service	$14,048	$14,346	$14,527	$14,669	$14,724	$15,004	$15,337	$15,434
Equipment	4,986	4,590	4,611	6,477	5,351	4,922	4,941	6,067
Total Operating Revenues	19,034	18,936	19,138	21,146	20,075	19,926	20,278	21,501

Operating Expenses
Operations and support	11,148	11,079	11,288	13,938	12,327	11,861	12,010	13,572
Depreciation and amortization	2,014	2,023	2,035	2,050	2,059	2,017	2,042	2,080
Total Operating Expenses	13,162	13,102	13,323	15,988	14,386	13,878	14,052	15,652
Operating Income	$5,872	$5,834	$5,815	$5,158	$5,689	$6,048	$6,226	$5,849

Operating Income Margin	30.9%	30.8%	30.4%	24.4%	28.3%	30.4%	30.7%	27.2%
EBITDA[1]	$7,886	$7,857	$7,850	$7,208	$7,748	$8,065	$8,268	$7,929
EBITDA Margin[1]	41.4%	41.5%	41.0%	34.1%	38.6%	40.5%	40.8%	36.9%
EBITDA Service Margin[1]	56.1%	54.8%	54.0%	49.1%	52.6%	53.8%	53.9%	51.4%

Business Wireline	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22

Operating Revenues
Service	$5,872	$5,860	$5,765	$5,727	$5,478	$5,416	$5,524	$5,473
Equipment	174	192	173	174	162	179	144	162
Total Operating Revenues	6,046	6,052	5,938	5,901	5,640	5,595	5,668	5,635

Operating Expenses
Operations and support	3,923	3,924	3,866	3,940	3,702	3,792	3,705	3,735
Depreciation and amortization	1,278	1,293	1,304	1,317	1,299	1,313	1,342	1,360
Total Operating Expenses	5,201	5,217	5,170	5,257	5,001	5,105	5,047	5,095
Operating Income	$845	$835	$768	$644	$639	$490	$621	$540

Operating Income Margin	14.0%	13.8%	12.9%	10.9%	11.3%	8.8%	11.0%	9.6%
EBITDA[1]	$2,123	$2,128	$2,072	$1,961	$1,938	$1,803	$1,963	$1,900
EBITDA Margin[1]	35.1%	35.2%	34.9%	33.2%	34.4%	32.2%	34.6%	33.7%

Exhibit 99.1

Consumer Wireline	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22

Operating Revenues
Broadband	$2,205	$2,266	$2,290	$2,324	$2,355	$2,393	$2,429	$2,492
Legacy Voice and Data Services	519	504	484	470	460	445	427	414
Other Service and Equipment	374	370	368	365	346	336	329	323
Total Operating Revenues	3,098	3,140	3,142	3,159	3,161	3,174	3,185	3,229

Operating Expenses
Operations and support	2,147	2,183	2,306	2,286	2,236	2,244	2,243	2,223
Depreciation and amortization	762	769	775	789	766	785	800	818
Total Operating Expenses	2,909	2,952	3,081	3,075	3,002	3,029	3,043	3,041
Operating Income	$189	$188	$61	$84	$159	$145	$142	$188

Operating Income Margin	6.1%	6.0%	1.9%	2.7%	5.0%	4.6%	4.5%	5.8%
EBITDA[1]	$951	$957	$836	$873	$925	$930	$942	$1,006
EBITDA Margin[1]	30.7%	30.5%	26.6%	27.6%	29.3%	29.3%	29.6%	31.2%

Exhibit 99.1

Latin America Segment - Mexico	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22

Operating Revenues
Wireless service	$439	$447	$463	$485	$490	$534	$559	$579
Wireless equipment	192	241	261	219	200	274	226	282
Total Operating Revenues	631	688	724	704	690	808	785	861

Operating Expenses
Operations and support	620	667	697	668	631	721	684	776
Depreciation and amortization	145	150	157	153	161	169	164	164
Total Operating Expenses	765	817	854	821	792	890	848	940
Operating Income (Loss)	$(134)	$(129)	$(130)	$(117)	$(102)	$(82)	$(63)	$(79)

Operating Income Margin	-21.2%	-18.8%	-18.0%	-16.6%	-14.8%	-10.1%	-8.0%	-9.2%
EBITDA[1]	$11	$21	$27	$36	$59	$87	$101	$85
EBITDA Margin[1]	1.7%	3.1%	3.7%	5.1%	8.6%	10.8%	12.9%	9.9%

Corporate	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22

Total Operating Revenues	$174	$184	$188	$185	$146	$140	$127	$117

Operating Expenses
Operations and support	501	543	587	778	626	695	687	806
DTV-related retained costs	—	—	136	277	160	239	235	244
Parent administration support	417	460	404	418	347	341	317	373
Securitization fees	40	12	1	36	82	78	103	156
Value portfolio	44	71	46	47	37	37	32	33
Depreciation and amortization	17	18	114	163	150	149	150	157
Total Operating Expenses	518	561	701	941	776	844	837	963
Operating Income (Loss)	(344)	(377)	(513)	(756)	(630)	(704)	(710)	(846)

1 EBITDA is operating income before depreciation and amortization. It excludes depreciation and amortization, interest expense, other income (expense) - net and income taxes from net income. EBITDA margin is calculated as EBITDA divided by total revenue and EBITDA service margin is calculated as EBITDA divided by service revenues.
4